SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 1998


                            First Lehigh Corporation
              -----------------------------------------------------
              (Exact name of registrant as specified in its charter)


 Pennsylvania                33-71712                23-2218479
---------------            ------------          -------------------
(State or other            (Commission            (I.R.S. Employer
jurisdiction of            File Number)          Identification No.)
 incorporation)

      1620 Pond Road, Allentown, PA                      18104
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (610) 398-6660
                                                    --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     On June 23, 1995, the Federal Deposit Insurance Corporation (the "FDIC") had issued a Notice of Intention to Prohibit from Further Participation and a Notice of Assessment of Civil Money Penalties, Findings of Fact and Conclusions of Law, Order to Pay and Notice of Hearing (collectively, the "Notice") against James L. Leuthe, Chairman of the Board and Chief Executive Officer of First Lehigh Corporation (the "Company"), and against Harold R. Marvin, Jr., formerly the President of the Company and the Company's banking subsidiary, First Lehigh Bank (the "Bank"). Mr. Marvin had resigned as President and as director of both the Company and the Bank in 1993. The FDIC and Mr. Marvin reached a settlement in this matter. The settlement did not assess any monetary damages or penalties against Mr. Marvin, but prohibited Mr. Marvin from participating in any manner in the conduct of the affairs of any financial institution or organization without the approval of the FDIC and the appropriate federal financial institution regulatory agency.

     The Notice initiated administrative proceedings in which the FDIC, as a result of alleged violations of certain federal financial institution laws relating to transactions occurring prior to 1993, is seeking to prohibit Mr. Leuthe from further participation in the conduct of the affairs of any bank insured by the FDIC or any other federally insured depository institution, without the prior approval of the FDIC and the appropriate federal financial institution regulatory agency. The FDIC also sought to impose civil monetary penalties of $500,000 against Mr. Leuthe. Mr. Leuthe has denied wrongdoing and is defending this action.

     Neither the Company nor the Bank is a party to any of the foregoing proceedings.

     On February 13, 1998, the administrative law judge of the FDIC issued a decision recommending the prohibition of Mr. Leuthe from future participation in the affairs of any federally insured financial institution and the assessment of a civil monetary penalty in the sum of $250,000 against Mr. Leuthe.

     If Mr. Leuthe disputes the recommended decision of the administrative law judge, he has 30 days to file exceptions and to take an appeal to the full FDIC Board of Directors. The Company believes that the FDIC Board of Directors will likely not render a decision for at least 60 to 90 days following any such appeal. Also, Mr. Leuthe will have the right to appeal any decision of the FDIC Board of Directors to the United States Court of Appeals for the Third Circuit.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               FIRST LEHIGH CORPORATION




Dated: March 11, 1998                          By: /s/ James L. Leuthe
                                                   -------------------------
                                                      JAMES L. LEUTHE
                                               Title: CHAIRMAN OF BOARD
                                                      -------------------------
                                                      ACTING PRESIDENT
                                                      CHIEF EXECUTIVE OFFICER

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